UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 23, 2003


                          COOPERATIVE BANKSHARES, INC.
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               (Exact Name of Registrant as Specified in Charter)


      North Carolina                    0-24626                  56-1886527
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)



               201 Market Street, Wilmington, North Carolina 28401
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (910) 343-0181
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)  Not applicable.


(b)  Not applicable.


(c)  The following exhibit is filed herewith:


                Exhibit 99 Press Release dated October 23, 2003 and accompanying financial tables


ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION
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     On October 23, 2003,  Cooperative  Bankshares,  Inc. issued a press release announcing its unaudited financial results for the quarter and nine months ended September 30, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPERATIVE BANKSHARES, INC.



                                        By:/s/ Frederick Willetts, III
                                           -------------------------------------
                                           Frederick Willetts, III, President




Date: October 23, 2003